Exhibit 99.1
Investor Relations: Media Relations:	Anjali Aggarwal Jonathan Freedman +1 (617) 747-3300 ir@amg.com pr@amg.com

AMG Reports Financial and Operating Results for
the Fourth Quarter and Full Year 2020

Company reports EPS of $2.54, Economic EPS of $4.22 in fourth quarter
EPS of $4.33, Economic EPS of $13.36 for the full year 2020

Completed investment in Boston Common Asset Management, a women-owned leader in sustainable and impact investing
Completed investment in Jackson Square Partners, a leading global growth-equity manager
Q4 Net Income (controlling interest) of $116 million, Economic Net Income of $191 million
Adjusted Q4 EBITDA increased 27% year-over-year, driven by growth in both management and performance fee EBITDA contribution
Repurchased 10% of shares outstanding across the full year 2020, including $226 million in shares during Q4

WEST PALM BEACH, FL, February 8, 2021 — Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the fourth quarter and full year 2020.

Jay C. Horgen, President and Chief Executive Officer of AMG, said:
“AMG reported Adjusted EBITDA of $255 million in the fourth quarter; the year-over-year growth of 27% reflects strong investment performance from our Affiliates across a broad array of alpha-oriented strategies, along with the positive impact of strategic investments and actions to reposition the business for growth. Business momentum and net client cash flows were particularly strong in private markets, wealth management, and specialty fixed income during the quarter. Looking ahead, AMG continues to have excellent long-term growth prospects; our Affiliates are well-positioned to benefit from clients’ increasing risk appetite, particularly given their strong track records in attractive product areas.

“Throughout the challenges of 2020, we invested for growth across both existing and new Affiliates, allocating capital and resources toward the areas of highest growth and return. We were pleased to welcome four excellent new Affiliates over the last 12 months, including most recently Boston Common Asset Management, an innovator in sustainable investing, and Jackson Square Partners, a leader in growth-oriented global equities. With a three-decade track record of successful partnerships, proprietary long-term relationships with prospective Affiliates around the world, and a broader set of partnership solutions for independent firms than ever, AMG is uniquely positioned as the partner of choice for outstanding independent investment firms globally.

“AMG enters 2021 with significant momentum across our business, including strong investment performance in secular growth areas, increasing opportunities to invest in excellent partner-owned firms, and a highly liquid and flexible capital position. With these competitive advantages, along with the enhanced earnings power of our business, we have an outstanding opportunity to create long-term value, through both accretive growth investments, and returning significant capital to shareholders over time.”

FINANCIAL HIGHLIGHTS	Three Months Ended		Year Ended
(in millions, except as noted and per share data)	12/31/2019	12/31/2020	12/31/2019	12/31/2020
Operating Performance Measures
AUM (at period end, in billions)	$722.5	$716.2	$722.5	$716.2
Average AUM (in billions)	720.2	700.9	758.1	664.4
Net client cash flows (in billions)	(11.3)	(15.8)	(53.5)	(61.8)
Aggregate fees	1,417.2	1,450.7	4,962.7	4,626.4
Financial Performance Measures
Net income (controlling interest)	$22.5	$115.9	$15.7	$202.2
Earnings per share (diluted)(1)	0.46	2.54	0.31	4.33
Supplemental Performance Measures (2)
Adjusted EBITDA (controlling interest)	$200.3	$255.2	$841.6	$798.8
Economic net income (controlling interest)	221.8	191.4	720.2	624.4
Economic earnings per share	4.52	4.22	14.22	13.36
For additional information on our Supplemental Performance Measures, including reconciliations to GAAP, see the Financial Tables and Notes.

Capital Management
During the fourth quarter of 2020, the Company repurchased approximately $226 million in common stock and announced a fourth-quarter cash dividend of $0.01 per share of common stock, payable March 4, 2021 to stockholders of record as of the close of business on February 18, 2021. For the full year 2020, AMG repurchased $430 million in common stock. In addition, AMG’s Board of Directors increased the Company’s share repurchase authorization to a total of 6.9 million shares.

About AMG
AMG is a global asset management company with equity investments in leading boutique investment management firms. AMG’s strategy is to generate long‐term value by investing in leading independent active investment managers, through a proven partnership approach, and allocating resources across the Company's unique opportunity set to the areas of highest growth and return. AMG’s innovative partnership approach allows each Affiliate’s management team to own significant equity in their firm while maintaining operational autonomy. In addition, AMG provides centralized assistance to its Affiliates on strategy, marketing, distribution, and product development. As of December 31, 2020, AMG’s aggregate assets under management were approximately $716 billion, across a broad range of active, return-oriented strategies. For more information, please visit the Company’s website at www.amg.com.

Conference Call, Replay and Presentation Information
A conference call will be held with AMG’s management at 8:30 a.m. Eastern time today. Parties interested in listening to the conference call should dial 1-877-407-8291 (U.S. calls) or 1-201-689-8345 (non-U.S. calls) shortly before the call begins.

The conference call will also be available for replay beginning approximately one hour after the conclusion of the call. To hear a replay of the call, please dial 1-877-660-6853 (U.S. calls) or 1-201-612-7415 (non-U.S. calls) and provide conference ID 13714782. The live call and replay of the session and a presentation highlighting the Company's performance can also be accessed via AMG’s website at https://ir.amg.com/.

Financial Tables Follow

ASSETS UNDER MANAGEMENT - STATEMENT OF CHANGES (in billions)

BY STRATEGY - QUARTER TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, September 30, 2020	$219.1	$240.7	$84.3	$109.4	$653.5
Client cash inflows and commitments	7.0	8.4	3.9	7.2	26.5
Client cash outflows	(15.8)	(14.8)	(6.4)	(5.3)	(42.3)
Net client cash flows	(8.8)	(6.4)	(2.5)	1.9	(15.8)
New investments	—	4.2	6.4	—	10.6
Market changes	6.1	36.0	15.0	5.4	62.5
Foreign exchange	2.2	4.2	0.5	1.0	7.9
Realizations and distributions (net)	(1.2)	(0.2)	(0.2)	—	(1.6)
Other	(0.9)	—	—	—	(0.9)
AUM, December 31, 2020	$216.5	$278.5	$103.5	$117.7	$716.2

BY STRATEGY - YEAR TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, December 31, 2019	$241.2	$274.9	$100.0	$106.4	$722.5
Client cash inflows and commitments	29.6	33.3	14.7	23.9	101.5
Client cash outflows	(51.7)	(61.2)	(29.4)	(21.0)	(163.3)
Net client cash flows	(22.1)	(27.9)	(14.7)	2.9	(61.8)
New investments	3.7	4.2	6.4	—	14.3
Market changes	(3.4)	26.4	12.7	8.3	44.0
Foreign exchange	0.9	1.3	0.3	0.2	2.7
Realizations and distributions (net)	(2.6)	(0.2)	(0.2)	(0.2)	(3.2)
Other	(1.2)	(0.2)	(1.0)	0.1	(2.3)
AUM, December 31, 2020	$216.5	$278.5	$103.5	$117.7	$716.2

BY CLIENT TYPE - QUARTER TO DATE	Institutional	Retail	High Net Worth	Total
AUM, September 30, 2020	$370.4	$167.2	$115.9	$653.5
Client cash inflows and commitments	10.4	9.6	6.5	26.5
Client cash outflows	(21.6)	(14.5)	(6.2)	(42.3)
Net client cash flows	(11.2)	(4.9)	0.3	(15.8)
New investments	8.4	2.2	—	10.6
Market changes	31.2	21.9	9.4	62.5
Foreign exchange	4.0	3.4	0.5	7.9
Realizations and distributions (net)	(1.2)	(0.4)	—	(1.6)
Other	(0.6)	(0.1)	(0.2)	(0.9)
AUM, December 31, 2020	$401.0	$189.3	$125.9	$716.2

BY CLIENT TYPE - YEAR TO DATE	Institutional	Retail	High Net Worth	Total
AUM, December 31, 2019	$407.2	$198.1	$117.2	$722.5
Client cash inflows and commitments	40.8	39.9	20.8	101.5
Client cash outflows	(78.8)	(63.3)	(21.2)	(163.3)
Net client cash flows	(38.0)	(23.4)	(0.4)	(61.8)
New investments	12.1	2.2	—	14.3
Market changes	22.0	12.7	9.3	44.0
Foreign exchange	1.4	1.1	0.2	2.7
Realizations and distributions (net)	(2.6)	(0.5)	(0.1)	(3.2)
Other	(1.1)	(0.9)	(0.3)	(2.3)
AUM, December 31, 2020	$401.0	$189.3	$125.9	$716.2

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
(in millions, except per share data)	12/31/2019	12/31/2020

Consolidated revenue	$555.5	$554.4

Consolidated expenses:
Compensation and related expenses	234.8	246.8
Selling, general and administrative	93.5	83.5
Intangible amortization and impairments	72.5	7.1
Interest expense	18.8	26.8
Depreciation and other amortization	4.6	4.4
Other expenses (net)	20.8	18.1
Total consolidated expenses	445.0	386.7

Equity method income (loss) (net)(3)	(19.5)	35.4

Investment and other income	3.3	31.1
Income before income taxes	94.3	234.2

Income tax expense (benefit)	(1.6)	38.4
Net income	95.9	195.8

Net income (non-controlling interests)	(73.4)	(79.9)
Net income (controlling interest)	$22.5	$115.9

Average shares outstanding (basic)	48.9	44.9
Average shares outstanding (diluted)	49.1	47.5

Earnings per share (basic)	$0.46	$2.58
Earnings per share (diluted)(1)	$0.46	$2.54

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES(2)

	Three Months Ended
(in millions, except per share data)	12/31/2019	12/31/2020

Net income (controlling interest)	$22.5	$115.9
Intangible amortization and impairments	162.3	86.5
Intangible-related deferred taxes	32.3	(2.8)
Other economic items	4.7	(8.2)
Economic net income (controlling interest)	$221.8	$191.4

Average shares outstanding (adjusted diluted)	49.1	45.3
Economic earnings per share	$4.52	$4.22

Net income (controlling interest)	$22.5	$115.9
Interest expense	18.8	26.8
Income taxes	(6.0)	35.8
Intangible amortization and impairments	162.3	86.5
Other items	2.7	(9.8)
Adjusted EBITDA (controlling interest)	$200.3	$255.2

See Notes for additional information.

CONSOLIDATED STATEMENTS OF INCOME

	Year Ended
(in millions, except per share data)	12/31/2019	12/31/2020

Consolidated revenue	$2,239.6	$2,027.5

Consolidated expenses:
Compensation and related expenses	943.0	883.7
Selling, general and administrative	376.8	321.4
Intangible amortization and impairments	144.5	140.5
Interest expense	76.2	92.3
Depreciation and other amortization	21.3	19.1
Other expenses (net)	57.0	52.8
Total consolidated expenses	1,618.8	1,509.8

Equity method loss (net)(3)	(338.0)	(43.4)

Investment and other income	25.2	34.1
Income before income taxes	308.0	508.4

Income tax expense	2.9	81.4
Net income	305.1	427.0

Net income (non-controlling interests)	(289.4)	(224.8)
Net income (controlling interest)	$15.7	$202.2

Average shares outstanding (basic)	50.5	46.5
Average shares outstanding (diluted)	50.6	46.7

Earnings per share (basic)	$0.31	$4.34
Earnings per share (diluted)(1)	$0.31	$4.33

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES(2)

	Year Ended
(in millions, except per share data)	12/31/2019	12/31/2020

Net income (controlling interest)	$15.7	$202.2
Intangible amortization and impairments	745.8	427.7
Intangible-related deferred taxes	(51.3)	(9.9)
Other economic items	10.0	4.4
Economic net income (controlling interest)	$720.2	$624.4

Average shares outstanding (adjusted diluted)	50.6	46.7
Economic earnings per share	$14.22	$13.36

Net income (controlling interest)	$15.7	$202.2
Interest expense	76.2	92.3
Income taxes	(9.1)	69.5
Intangible amortization and impairments	745.8	427.7
Other items	13.0	7.1
Adjusted EBITDA (controlling interest)	$841.6	$798.8

See Notes for additional information

CONSOLIDATED BALANCE SHEET

	Year Ended
(in millions)	12/31/2019	12/31/2020

Assets
Cash and cash equivalents	$539.6	$1,039.7
Receivables	417.1	421.6
Investments in marketable securities	59.4	74.9
Goodwill	2,651.7	2,661.4
Acquired client relationships (net)	1,182.0	1,048.8
Equity method investments in Affiliates (net)	2,195.6	2,074.8
Fixed assets (net)	92.3	79.6
Other investments	211.8	257.2
Other assets	304.0	230.9
Total assets	$7,653.5	$7,888.9

Liabilities and Equity
Payables and accrued liabilities	$634.6	$712.4
Debt	1,793.8	2,312.1
Deferred income tax liability (net)	450.2	423.4
Other liabilities	359.1	452.2
Total liabilities	3,237.7	3,900.1

Redeemable non-controlling interests	916.7	671.5
Equity:
Common stock	0.6	0.6
Additional paid-in capital	707.2	728.9
Accumulated other comprehensive loss	(108.8)	(98.3)
Retained earnings	3,819.8	4,005.5
	4,418.8	4,636.7
Less: treasury stock, at cost	(1,481.3)	(1,857.0)
Total stockholders’ equity	2,937.5	2,779.7
Non-controlling interests	561.6	537.6
Total equity	3,499.1	3,317.3
Total liabilities and equity	$7,653.5	$7,888.9

Notes

(1)     Earnings per share (diluted) adjusts for the dilutive effect of the potential issuance of incremental shares of our common stock. We had junior convertible securities outstanding during the periods presented and are required to apply the if-converted method to these securities in our calculation of Earnings per share (diluted). Under the if-converted method, shares that are issuable upon conversion are deemed outstanding, regardless of whether the securities are contractually convertible into our common stock at that time. For this calculation, the interest expense (net of tax) attributable to these dilutive securities is added back to Net income (controlling interest), reflecting the assumption that the securities have been converted. Issuable shares for these securities and related interest expense are excluded from the calculation if an assumed conversion would be anti-dilutive to diluted earnings per share.

The following table provides a reconciliation of the numerator and denominator used in the calculation of basic and diluted earnings per share:

	Three Months Ended		Year Ended
(in millions)	12/31/2019	12/31/2020	12/31/2019	12/31/2020
Numerator
Net income (controlling interest)	$22.5	$115.9	$15.7	$202.2
Interest expense on junior convertible securities, net of taxes	—	4.8	—	—
Net income (controlling interest), as adjusted	$22.5	$120.7	$15.7	$202.2
Denominator
Average shares outstanding (basic)	48.9	44.9	50.5	46.5
Effect of dilutive instruments:
Stock options and restricted stock units	0.2	0.4	0.1	0.2
Junior convertible securities	—	2.2	—	—
Average shares outstanding (diluted)	49.1	47.5	50.6	46.7

(2)     As supplemental information, we provide non-GAAP performance measures of Adjusted EBITDA (controlling interest), Economic net income (controlling interest) and Economic earnings per share. Management utilizes these non-GAAP performance measures to assess our performance before our share of certain non-cash expenses and to improve comparability between periods.

Adjusted EBITDA (controlling interest) represents our performance before our share of interest expense, income taxes, depreciation, amortization, impairments, certain Affiliate equity expenses, gains and losses on general partner and seed capital investments, and adjustments to our contingent payment arrangements. We believe that many investors use this non-GAAP measure when assessing the financial performance of companies in the investment management industry.

Under our Economic net income (controlling interest) definition, we add to Net income (controlling interest) our share of pre-tax intangible amortization and impairments (including the portion attributable to equity method investments in Affiliates), deferred taxes related to intangible assets, and other economic items which include non-cash imputed interest (principally related to the accounting for convertible securities and contingent payment arrangements), certain Affiliate equity expenses, and gains and losses on general partner and seed capital investments. Economic net income (controlling interest) is used by management and our Board of Directors as our principal performance benchmark, including as one of the measures for aligning executive compensation with stockholder value.

Economic earnings per share represents Economic net income (controlling interest) divided by the Average shares outstanding (adjusted diluted). In this calculation, the potential share issuance in connection with our junior convertible securities is measured using a “treasury stock” method. Under this method, only the net number of shares of common stock equal to the value of the junior convertible securities in excess of par, if any, are deemed to be outstanding. We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.

The following table provides a reconciliation of Average shares outstanding (adjusted diluted):

	Three Months Ended		Year Ended
(in millions)	12/31/2019	12/31/2020	12/31/2019	12/31/2020
Average shares outstanding (diluted)	49.1	47.5	50.6	46.7
Junior convertible securities	—	(2.2)	—	—
Average shares outstanding (adjusted diluted)	49.1	45.3	50.6	46.7

These non-GAAP performance measures are provided in addition to, but not as a substitute for, Net income (controlling interest), Earnings per share or other GAAP performance measures. For additional information on our non-GAAP measures, see our Annual and Quarterly Reports on Form 10-K and 10-Q, respectively, which are accessible on the SEC’s website at www.sec.gov.

Notes (continued)

(3)     The following table presents equity method earnings and equity method intangible amortization and impairments, which in aggregate form Equity method income (loss) (net):

	Three Months Ended		Year Ended
(in millions)	12/31/2019	12/31/2020	12/31/2019	12/31/2020
Equity method earnings	$78.8	$116.9	$289.4	$288.6
Equity method intangible amortization and impairments	(98.3)	(81.5)	(627.4)	(332.0)
Equity method income (loss) (net)	$(19.5)	$35.4	$(338.0)	$(43.4)

Forward Looking Statements and Other Matters
Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” "preliminary," “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “positioned,” “prospects,” “intends,” “plans,” “estimates,” “pending investments,” “anticipates” or the negative version of these words or other comparable words. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, pandemics (including COVID-19) and related changes in the global economy, capital markets and the asset management industry, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, the ability to close pending investments, the investment performance and growth rates of our Affiliates and their ability to effectively market their investment strategies, the mix of Affiliate contributions to our earnings and other risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Such factors may be updated from time to time in our periodic filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

From time to time, AMG may use its website as a distribution channel of material Company information. AMG routinely posts financial and other important information regarding the Company in the Investor Relations section of its website at www.amg.com and encourages investors to consult that section regularly.